                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4975
-------------------------------------------------------------------------------

                          MFS MULTIMARKET INCOME TRUST
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
-------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
-------------------------------------------------------------------------------

                      Date of fiscal year end: October 31
-------------------------------------------------------------------------------

                    Date of reporting period: April 30, 2007
-------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                MFS(R) MULTIMARKET INCOME TRUST

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                               SEMIANNUAL REPORT

                                                                        4/30/07
                                                                        MMT-SEM

MFS(R) MULTIMARKET INCOME TRUST

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES                                 4
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          6
--------------------------------------------------------------
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN                 8
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     9
--------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                         28
--------------------------------------------------------------
STATEMENT OF OPERATIONS                                     30
--------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                         32
--------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                        33
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               34
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     46
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               47
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       47
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              47
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER
--------------------------------------------------------------

TRUST OBJECTIVE: The Trust seeks to provide a high level of current income through investment in fixed-income securities.

New York Stock Exchange Symbol: MMT

-------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
-------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19%. As of mid-May 2007, it had returned another 8% and continued to reach new highs. But the Dow's upward rise has not been without hiccups. After hitting new records in February, the Dow lost 5.8% between February 20 and March 5, as stocks were sold off around the globe. As we have said before, markets are volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. Both the bond and stock markets are cyclical. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals. We believe you should not let the headlines guide you in your investment decisions and should be cautious about overreacting to short-term volatility.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    June 15, 2007


The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (i)

              Bonds                                      92.9%
              Floating Rate Loans                         1.5%
              Cash & Other Net Assets                     5.6%

              FIXED INCOME SECTORS (i)

              High Yield Corporates                      24.1%
              ------------------------------------------------
              High Grade Corporates                      19.7%
              ------------------------------------------------
              Non U.S. Government Bonds                  11.0%
              ------------------------------------------------
              Mortgage-Backed Securities                  9.7%
              ------------------------------------------------
              Emerging Market Bonds                       9.1%
              ------------------------------------------------
              Commercial Mortgage-Backed Securities       8.9%
              ------------------------------------------------
              U.S. Treasury Securities                    8.2%
              ------------------------------------------------
              Asset-Backed Securities                     1.6%
              ------------------------------------------------
              Floating Rate Loans                         1.5%
              ------------------------------------------------
              Residential Mortgage-Backed Securities      0.5%
              ------------------------------------------------
              Collateralized Debt Obligations             0.1%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              AAA                                        32.4%
              ------------------------------------------------
              AA                                          5.5%
              ------------------------------------------------
              A                                           8.8%
              ------------------------------------------------
              BBB                                        19.3%
              ------------------------------------------------
              BB                                         16.8%
              ------------------------------------------------
              B                                          14.5%
              ------------------------------------------------
              CCC                                         1.8%
              ------------------------------------------------
              Not Rated                                   0.9%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)(i)                      5.2
              ------------------------------------------------
              Average Life (i)(m)                     8.3 yrs.
              ------------------------------------------------
              Average Maturity (i)(m)                13.6 yrs.
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (long-term) (a)                    A-
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (short-term) (a)                  A-1
              ------------------------------------------------

              COUNTRY WEIGHTINGS (i)

              United States                              65.7%
              ------------------------------------------------
              United Kingdom                              5.4%
              ------------------------------------------------
              France                                      4.8%
              ------------------------------------------------
              Japan                                       3.6%
              ------------------------------------------------
              Germany                                     3.5%
              ------------------------------------------------
              Russia                                      2.4%
              ------------------------------------------------
              Netherlands                                 2.1%
              ------------------------------------------------
              Mexico                                      1.5%
              ------------------------------------------------
              Canada                                      1.4%
              ------------------------------------------------
              Other Countries                             9.6%
              ------------------------------------------------

(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre- refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 04/30/07.

Percentages are based on net assets as of 04/30/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Richard O. Hawkins, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of fixed income mutual funds, variable annuities, separate accounts, and closed end funds. Richard joined the firm in 1988 and was named portfolio manager in 1996. He has been a portfolio manager of the fund since April 2006. Richard earned a bachelor's degree from Brown University and a Master's of Business Administration from the University of Pennsylvania. He is a member of the Association for Investment Management and Research (AIMR) and the Boston Security Analysts Society, Inc. He holds the Chartered Financial Analyst (CFA) designation.

John F. Addeo, CFA, is Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the high-yield bond portfolios of our mutual funds, variable annuities, offshore accounts and closed-end funds. John joined MFS as a research analyst in 1998. He became Vice President in 1999, associate portfolio manager in 2000, and portfolio manager in 2001. He has been a portfolio manager of the fund since February 2005. John received a Bachelor of Science degree from Siena College in 1984. He holds the Chartered Financial Analyst (CFA) designation.

James J. Calmas is Senior Vice President of MFS Investment Management(R) (MFS(R)) and team leader of the firm's strategic income and limited maturity portfolios, and portfolio manager of variable annuities, and offshore investment products. Jim joined MFS in 1988 and was named portfolio manager in 1998, and Senior Vice President in 2002. He has been a portfolio manager of the fund since September 2004. Jim is a graduate of Dartmouth College and holds an M.B.A. degree from the Amos Tuck School of Business Administration of Dartmouth College.

David P. Cole, CFA, is Vice President of MFS Investment Management(R) (MFS(R)). He is also a co-portfolio manager on the firm's high-yield portfolios and the high-yield segment of the MFS Diversified Income Fund. He has been a portfolio manager of the fund since October 2006. David joined MFS in 2004 after working for five years as a High Yield Analyst for Franklin Templeton Investments. Prior to this, he served as a Financial Economist/ Treasury Market Analyst for Thomson Financial Services and three years as an Economist for Standard and Poor's. David has a bachelor's degree from Cornell University and an M.B.A from University of California, Berkeley. He holds the Chartered Financial Analyst
(CFA) designation.

Matthew W. Ryan, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of strategic income and high yield portfolios, as well as the firm's emerging market debt portfolios. He was named a portfolio manager of MFS in 1998; Vice President in 1999; and Senior Vice President in 2005. He has been a portfolio manager of the fund since September 2001. Matt is a graduate of Williams College and earned a master's degree in international economics and foreign policy from Johns Hopkins University. Matt also holds the Chartered Financial Analyst (CFA) designation.

Note to Shareholders: Effective October 9, 2006, David Cole replaced Scott Richards as a manager of the portfolio.

PERFORMANCE SUMMARY THROUGH 4/30/07

All results are historical. Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

PRICE SUMMARY

Six months ended 4/30/07

                                               Date                    Price
----------------------------------------------------------------------------
Net Asset Value Per Share                      4/30/07                 $6.78
----------------------------------------------------------------------------
                                              10/31/06                 $6.74
----------------------------------------------------------------------------
New York Stock Exchange Price                  4/30/07                 $6.08
----------------------------------------------------------------------------
                                               2/28/07(high) (t)       $6.16
----------------------------------------------------------------------------
                                              11/09/06(low) (t)        $5.93
----------------------------------------------------------------------------
                                              10/31/06                 $6.00
----------------------------------------------------------------------------

TOTAL RETURNS VS BENCHMARKS

Six months ended 4/30/07

----------------------------------------------------------------------------
New York Stock Exchange Price (r)                                      4.29%
----------------------------------------------------------------------------
Net Asset Value (r)                                                    3.53%
----------------------------------------------------------------------------
Citigroup World Government Bond Non-Dollar Hedged Index (f)            1.32%
----------------------------------------------------------------------------
JPMorgan Emerging Markets Bond Index Global (f)                        5.29%
----------------------------------------------------------------------------
Lehman Brothers U.S. Credit Bond Index (f)                             2.79%
----------------------------------------------------------------------------
Lehman Brothers U.S. Government/Mortgage Bond Index (f)                2.62%
----------------------------------------------------------------------------
Lehman Brothers U.S. High-Yield Corporate Bond Index (f)               6.89%

(f) Source: FactSet Research Systems Inc.
(r) Includes reinvestment of dividends and capital gain distributions.
(t) For the period November 1, 2006 through April 30, 2007.

INDEX DEFINITIONS

Citigroup World Government Bond Non-Dollar Hedged Index - a market capitalization-weighted index that tracks the currency-hedged performance of the major government bond markets, excluding the United States. Country eligibility is determined based upon market capitalization and investability criteria.

JPMorgan Emerging Markets Bond Index Global (EMBI Global) - tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Lehman Brothers U.S. Credit Bond Index - measures publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Lehman Brothers U.S. Government/Mortgage Bond Index - measures debt issued by the U.S. Government, and its agencies, as well as mortgage- backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Lehman Brothers U.S. High-Yield Corporate Bond Index - measures the universe of non-investment grade, fixed rate debt. Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The trust's shares may trade at a discount to net asset value. Shareholders do not have the right to cause the trust to repurchase their shares at net asset value. When trust shares trade at a premium, buyers pay more than the net asset value underlying trust shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the trust's liquidation. As a result, the total returns that are calculated based on the net asset value and New York Stock Exchange prices can be different. The trust's monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the trust's assets and may increase the trust's expense ratio.

From time to time the trust may receive proceeds from litigation settlements, without which performance would be lower.


In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The trust offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments may be made in any amount over $100 in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Effective May 1, 2007, Computershare Trust Company, N.A. (the Transfer Agent for the trust) became the agent for the plan.

PORTFOLIO OF INVESTMENTS
4/30/07  (unaudited)

The Portfolio of Investments is a complete list of all securities owned by your trust. It is categorized by broad-based asset classes.

Bonds - 90.1%
-------------------------------------------------------------------------------------------------------------
ISSUER                                                                            SHARES/PAR       VALUE ($)
-------------------------------------------------------------------------------------------------------------
Aerospace - 0.3%
-------------------------------------------------------------------------------------------------------------
Bombardier, Inc., 8%, 2014 (n)                                                   $    713,000    $    748,650
DRS Technologies, Inc., 7.625%, 2018                                                  250,000         261,875
Hawker Beechcraft Acquisition Corp., 9.75%, 2017 (n)                                  365,000         391,463
Rolls-Royce PLC, 6.375%, 2007                                                 EUR     300,000         410,479
                                                                                                 ------------
                                                                                                 $  1,812,467
-------------------------------------------------------------------------------------------------------------
Airlines - 0.2%
-------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 7.566%, 2020                                         $    995,352    $  1,017,747
-------------------------------------------------------------------------------------------------------------

Asset Backed & Securitized - 11.0%
-------------------------------------------------------------------------------------------------------------
ARCap REIT, Inc., "H", 6.1%, 2045 (n)                                            $  2,000,000    $  1,789,766
Asset Securitization Corp., FRN, 8.1466%, 2029                                      1,877,956       2,024,683
Banc of America Commercial Mortgage, Inc., "A4", FRN, 5.3534%, 2047                 1,375,626       1,369,526
Banc of America Commercial Mortgage, Inc., FRN, 4.857%, 2043                        1,375,626       1,335,820
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041                              1,130,000       1,126,409
Bayview Financial Revolving Mortgage Loan Trust, FRN, 6.12%, 2040 (z)               4,000,000       3,999,991
Citigroup/Deutsche Bank Commercial Mortgage Trust, "H", FRN, 5.8817%, 2049 (z)        454,115         434,389
Citigroup/Deutsche Bank Commercial Mortgage Trust, "J", FRN, 5.8817%, 2049 (z)        700,000         650,562
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049                1,160,000       1,152,387
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035                              351,970         349,879
Crest Ltd., 7%, 2040 (n)                                                            2,000,000       1,904,000
DEPFA Bank, 5.5%, 2010                                                        EUR     960,000       1,351,356
Deutsche Mortgage & Asset Receiving Corp., 7.5%, 2031                            $  1,847,000       2,000,259
DLJ Commercial Mortgage Corp., 6.04%, 2031                                          2,000,000       2,032,122
Falcon Franchise Loan LLC, FRN, 4.1216%, 2025 (i)(z)                                7,206,309       1,013,351
First Union National Bank Commercial Mortgage Trust, FRN, 1.1842%, 2043 (i)(n)     28,235,079         842,202
First Union-Lehman Brothers Bank of America, FRN, 0.6911%, 2035 (i)                59,426,392         866,710
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)                 1,847,000       2,002,905
First Union-Lehman Brothers Commercial Mortgage Trust, FRN, 7.5%, 2029              1,846,973       2,046,934
GMAC Commercial Mortgage Securities, Inc., 6.02%, 2033                              2,542,000       2,581,526
GMAC Commercial Mortgage Securities, Inc., FRN, 7.9175%, 2034 (n)                   1,853,000       2,000,933
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045                   1,590,000       1,607,944
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.4721%, 2043             1,375,626       1,376,336
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043              1,590,000       1,600,271
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.0657%, 2045             1,590,000       1,653,610
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.092%, 2030 (i)           15,266,638         291,425
Morgan Stanley Capital I, Inc., FRN, 1.4083%, 2039 (i)(n)                          14,915,475         836,665
Mortgage Capital Funding, Inc., FRN, 0.806%, 2031 (i)                              13,023,249          65,099
Multi-Family Capital Access One, Inc., 6.65%, 2024                                     97,793          98,856
Preferred Term Securities IV Ltd., CDO, FRN, 7.6%, 2031 (z)                           717,888         720,042
Prudential Securities Secured Financing Corp., FRN, 7.3872%, 2013 (z)               2,581,000       2,745,633
RMAC PLC, FRN, 4.078%, 2036 (n)                                               EUR     109,634         149,632
Structured Asset Securities Corp., FRN, 4.67%, 2035                              $  4,130,346       4,089,095
TIAA Real Estate CDO Ltd., 7.17%, 2032 (n)                                          1,346,234       1,345,768
Wachovia Bank Commercial Mortgage Trust, 4.935%, 2042                               2,000,000       1,948,918
Wachovia Bank Commercial Mortgage Trust, FRN, 5.118%, 2042                          1,375,626       1,356,374
Wachovia Bank Commercial Mortgage Trust, FRN, 5.383%, 2043                          2,660,000       2,656,686
Wachovia Bank Commercial Mortgage Trust, FRN, 6.021%, 2043 (z)                      1,100,000       1,061,483
Wachovia Bank Commercial Mortgage Trust, FRN, 5.4906%, 2044                         2,777,000       2,771,454
                                                                                                 ------------
                                                                                                 $ 59,251,001
-------------------------------------------------------------------------------------------------------------
Automotive - 1.8%
-------------------------------------------------------------------------------------------------------------
Continental AG, 6.875%, 2008                                                  EUR     100,000    $    141,751
DaimlerChrysler N.A. Holdings Corp., 8.5%, 2031                                  $  1,251,000       1,576,329
Ford Motor Credit Co., 7.375%, 2009                                                 2,115,000       2,116,637
Ford Motor Credit Co., 7%, 2013                                                     1,325,000       1,252,912
Ford Motor Credit Co., 8%, 2016                                                       635,000         621,013
Ford Motor Credit Co. LLC, 9.75%, 2010                                                310,000         328,034
Ford Motor Credit Co., FRN, 8.105%, 2012                                              400,000         394,525
General Motors Corp., 8.375%, 2033                                                    674,000         609,128
Goodyear Tire & Rubber Co., 9%, 2015                                                  845,000         931,613
Johnson Controls, Inc., 5.25%, 2011                                                 1,180,000       1,182,939
TRW Automotive, Inc., 7%, 2014 (n)                                                    690,000         683,100
TRW Automotive, Inc., 7.25%, 2017 (n)                                                  75,000          74,438
                                                                                                 ------------
                                                                                                 $  9,912,419
-------------------------------------------------------------------------------------------------------------
Broadcasting - 2.3%
-------------------------------------------------------------------------------------------------------------
Allbritton Communications Co., 7.75%, 2012                                       $    875,000    $    899,062
CBS Corp., 6.625%, 2011                                                             1,043,000       1,089,111
Clear Channel Communications, Inc., 6.25%, 2011                                     1,310,000       1,299,448
Clear Channel Communications, Inc., 5.5%, 2014                                      1,210,000       1,072,914
Grupo Televisa S.A., 8.5%, 2032                                                       463,000         587,659
Intelsat Bermuda Ltd., 9.25%, 2016                                                  1,350,000       1,485,000
Intelsat Bermuda Ltd., 11.25%, 2016                                                   355,000         405,144
Intelsat Subsidiary Holding Co. Ltd., 8.625%, 2015                                    580,000         619,875
Lamar Media Corp., 7.25%, 2013                                                      1,460,000       1,492,850
News America Holdings, 7.7%, 2025                                                   2,217,000       2,533,412
Umbrella Acquisition, Inc., 9.75%, 2015 (n)(p)                                        935,000         938,506
                                                                                                 ------------
                                                                                                 $ 12,422,981
-------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.5%
-------------------------------------------------------------------------------------------------------------
AMVESCAP PLC, 5.625%, 2012                                                       $  1,450,000    $  1,458,520
Goldman Sachs Group, Inc., 5.625%, 2017                                             3,378,000       3,362,883
Morgan Stanley, 5.75%, 2016                                                           668,000         677,105
Morgan Stanley Dean Witter, Inc., 6.6%, 2012                                        2,538,000       2,688,041
                                                                                                 ------------
                                                                                                 $  8,186,549
-------------------------------------------------------------------------------------------------------------
Building - 0.6%
-------------------------------------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375%, 2008                                       $  2,500,000    $  2,527,250
NTK Holdings, Inc., 8.5%, 2014                                                        595,000         587,563
                                                                                                 ------------
                                                                                                 $  3,114,813
-------------------------------------------------------------------------------------------------------------
Business Services - 0.2%
-------------------------------------------------------------------------------------------------------------
SunGard Data Systems, Inc., 10.25%, 2015                                         $  1,140,000    $  1,254,000
-------------------------------------------------------------------------------------------------------------
Cable TV - 1.1%
-------------------------------------------------------------------------------------------------------------
CCH II Holdings LLC, 10.25%, 2010                                                $    610,000    $    649,650
CCO Holdings LLC, 8.75%, 2013                                                         325,000         340,844
Cox Communications, Inc., 4.625%, 2013                                              1,744,000       1,667,339
Rogers Cable, Inc., 5.5%, 2014                                                      1,975,000       1,955,250
TCI Communications, Inc., 9.8%, 2012                                                1,135,000       1,345,789
                                                                                                 ------------
                                                                                                 $  5,958,872
-------------------------------------------------------------------------------------------------------------
Chemicals - 1.0%
-------------------------------------------------------------------------------------------------------------
Akzo Nobel N.V., 5.625%, 2009                                                 EUR     100,000    $    139,468
Equistar Chemicals LP, 10.125%, 2008                                             $    800,000         844,000
Equistar Chemicals LP, 10.625%, 2011                                                1,225,000       1,292,375
Linde Finance B.V., 6% to 2013, FRN to 2049                                   EUR     101,000         142,636
Lyondell Chemical Co., 11.125%, 2012                                             $    830,000         883,950
Momentive Performance Materials, Inc., 11.5%, 2016 (n)                                795,000         847,669
Mosaic Co., 7.625%, 2016 (n)                                                          995,000       1,062,163
Nalco Co., 8.875%, 2013                                                                95,000         101,650
                                                                                                 ------------
                                                                                                 $  5,313,911
-------------------------------------------------------------------------------------------------------------
Computer Software - 0.2%
-------------------------------------------------------------------------------------------------------------
Seagate Technology HDD Holdings, 6.375%, 2011                                    $  1,217,000    $  1,212,436
-------------------------------------------------------------------------------------------------------------
Conglomerates - 0.0%
-------------------------------------------------------------------------------------------------------------
Thyssenkrupp Finance B.V., 7%, 2009                                           EUR     100,000    $    142,675
-------------------------------------------------------------------------------------------------------------
Construction - 0.2%
-------------------------------------------------------------------------------------------------------------
Beazer Homes USA, Inc., 6.875%, 2015                                             $  1,015,000    $    933,800
-------------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.7%
-------------------------------------------------------------------------------------------------------------
Corrections Corp. of America, 6.25%, 2013                                        $    455,000    $    455,000
Fortune Brands, Inc., 5.125%, 2011                                                  1,212,000       1,200,747
Jarden Corp., 7.5%, 2017                                                              685,000         701,269
Service Corp. International, 7%, 2017                                                 620,000         616,900
Service Corp. International, 7.625%, 2018                                             250,000         264,688
Sodexho Alliance S.A., 5.875%, 2009                                           EUR     100,000         139,941
Visant Holding Corp., 8.75%, 2013                                                $    387,000         407,318
                                                                                                 ------------
                                                                                                 $  3,785,863
-------------------------------------------------------------------------------------------------------------
Containers - 1.3%
-------------------------------------------------------------------------------------------------------------
Berry Plastics Holding Corp., 8.875%, 2014                                       $    755,000    $    777,650
Crown Americas LLC, 7.75%, 2015                                                     1,215,000       1,284,862
Greif, Inc., 6.75%, 2017 (n)                                                        2,345,000       2,386,038
Owens-Brockway Glass Container, Inc., 8.875%, 2009                                    453,000         462,060
Owens-Brockway Glass Container, Inc., 8.25%, 2013                                   1,815,000       1,914,825
                                                                                                 ------------
                                                                                                 $  6,825,435
-------------------------------------------------------------------------------------------------------------
Defense Electronics - 0.2%
-------------------------------------------------------------------------------------------------------------
L-3 Communications Corp., 5.875%, 2015                                           $  1,030,000    $  1,002,963
-------------------------------------------------------------------------------------------------------------
Electronics - 0.1%
-------------------------------------------------------------------------------------------------------------
NXP B.V./NXP Funding LLC, 7.875%, 2014 (n)                                       $    615,000    $    639,600
-------------------------------------------------------------------------------------------------------------
Emerging Market Quasi-Sovereign - 2.1%
-------------------------------------------------------------------------------------------------------------
Gaz Capital S.A., 6.212%, 2016                                                   $  1,148,000    $  1,162,350
Gazprom International S.A., 7.201%, 2020                                            1,754,908       1,850,024
Gazprom International S.A., 6.51%, 2022 (n)                                         1,260,000       1,296,225
Gazprom OAO, 9.625%, 2013                                                             550,000         655,600
Majapahit Holding B.V., 7.75%, 2016 (n)                                               605,000         640,544
Pemex Project Funding Master Trust, 8.625%, 2022                                      878,000       1,107,158
Pemex Project Funding Master Trust, 9.5%, 2027                                         84,000         116,130
Pemex Project Funding Master Trust, 6.625%, 2035                                    1,694,000       1,795,640
Ras Laffan Liquefied Natural Gas Co. Ltd., 8.294%, 2014 (n)                         2,510,000       2,797,932
                                                                                                 ------------
                                                                                                 $ 11,421,603
-------------------------------------------------------------------------------------------------------------
Emerging Market Sovereign - 2.9%
-------------------------------------------------------------------------------------------------------------
Federative Republic of Brazil, 6%, 2017                                          $  3,299,000    $  3,361,681
Federative Republic of Brazil, 8%, 2018                                               615,000         698,025
Federative Republic of Brazil, 7.125%, 2037                                           100,000         113,050
Federative Republic of Brazil, CLN, 10%, 2012                                 BRL     100,000          47,741
Federative Republic of Brazil, CLN, 10%, 2012                                 BRL     100,000          47,741
Federative Republic of Brazil, CLN, 10%, 2012                                 BRL     100,000          47,741
Federative Republic of Brazil, CLN, 10%, 2012                                 BRL     100,000          47,741
Nota do Tesouro Nacional, 6%, 2015                                            BRL      47,613          22,704
Nota do Tesouro Nacional, 10%, 2017                                           BRL      31,000          14,565
Republic of Argentina, 7%, 2013                                                  $    590,045         571,803
Republic of Argentina, FRN, 10.875%, 2008                                     ARS   3,868,000       1,264,739
Republic of Argentina, FRN, 5.475%, 2012                                         $  2,537,250       2,423,793
Republic of Bulgaria, 8.25%, 2015                                                     242,000         286,891
Republic of Colombia, FRN, 7.16%, 2015                                              1,350,000       1,437,750
Republic of Panama, 9.375%, 2029                                                    1,241,000       1,690,863
Republic of Panama, 6.7%, 2036                                                        554,000         585,855
Republic of Philippines, 9.375%, 2017                                                 597,000         735,803
United Mexican States, 6.375%, 2013                                                   448,000         473,312
United Mexican States, 5.625%, 2017                                                   750,000         761,625
United Mexican States, 6.75%, 2034                                                    871,000         971,165
                                                                                                 ------------
                                                                                                 $ 15,604,588
-------------------------------------------------------------------------------------------------------------
Energy - Independent - 1.0%
-------------------------------------------------------------------------------------------------------------
Anadarko Petroleum Corp., 5.95%, 2016                                            $    610,000    $    614,738
Chaparral Energy, Inc., 8.875%, 2017 (n)                                              595,000         609,875
Chesapeake Energy Corp., 6.875%, 2016                                               1,310,000       1,332,925
Hilcorp Energy I LP, 7.75%, 2015 (n)                                                  255,000         256,275
Newfield Exploration Co., 6.625%, 2014                                                995,000         999,975
Plains Exploration & Production Co., 7%, 2017                                         675,000         675,844
Quicksilver Resources, Inc., 7.125%, 2016                                           1,060,000       1,054,700
                                                                                                 ------------
                                                                                                 $  5,544,332
-------------------------------------------------------------------------------------------------------------
Energy - Integrated - 0.2%
-------------------------------------------------------------------------------------------------------------
TNK-BP Finance S.A., 7.5%, 2016 (n)                                              $  1,083,000    $  1,146,626
-------------------------------------------------------------------------------------------------------------
Entertainment - 0.2%
-------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 11%, 2016                                               $    435,000    $    499,162
Turner Broadcasting System, Inc., 8.375%, 2013                                        419,000         477,664
                                                                                                 ------------
                                                                                                 $    976,826
-------------------------------------------------------------------------------------------------------------
Financial Institutions - 1.9%
-------------------------------------------------------------------------------------------------------------
Countrywide Financial Corp., 6.25%, 2016                                         $  2,250,000    $  2,272,975
General Motors Acceptance Corp., 5.85%, 2009                                          962,000         951,297
General Motors Acceptance Corp., 6.875%, 2011                                         990,000         993,327
General Motors Acceptance Corp., 6.75%, 2014                                        2,591,000       2,555,122
GMAC LLC, 6.125%, 2008                                                                503,000         502,270
International Lease Finance Corp., 5.625%, 2013                                     1,248,000       1,270,984
Residential Capital LLC, 6.875%, 2015                                               1,520,000       1,539,178
                                                                                                 ------------
                                                                                                 $ 10,085,153
-------------------------------------------------------------------------------------------------------------
Food & Beverages - 0.9%
-------------------------------------------------------------------------------------------------------------
Allied Domecq Financial Services PLC, 5.875%, 2009                            EUR     125,000    $    175,034
ARAMARK Corp., 8.5%, 2015 (n)                                                    $    920,000         962,550
B&G Foods Holding Corp., 8%, 2011                                                     375,000         380,625
Dean Foods Co., 7%, 2016                                                              810,000         820,125
Del Monte Corp., 6.75%, 2015                                                          185,000         185,462
Dole Foods Co., Inc., 8.875%, 2011                                                    795,000         804,937
Tyson Foods, Inc., 6.85%, 2016                                                      1,520,000       1,584,600
                                                                                                 ------------
                                                                                                 $  4,913,333
-------------------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.2%
-------------------------------------------------------------------------------------------------------------
CVS Corp., 6.125%, 2016                                                          $  1,300,000    $  1,347,801
-------------------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.8%
-------------------------------------------------------------------------------------------------------------
Buckeye Technologies, Inc., 8.5%, 2013                                           $    795,000    $    839,719
MDP Acquisitions PLC, 9.625%, 2012                                                     59,000          62,098
MeadWestvaco Corp., 6.8%, 2032                                                        679,000         652,801
Norske Skog Canada Ltd., 7.375%, 2014                                               1,210,000       1,152,525
Stora Enso Oyj, 6.404%, 2016 (n)                                                    1,580,000       1,620,347
UPM Kymmene Corp., 6.125%, 2012                                               EUR     100,000         143,931
                                                                                                 ------------
                                                                                                 $  4,471,421
-------------------------------------------------------------------------------------------------------------
Gaming & Lodging - 1.6%
-------------------------------------------------------------------------------------------------------------
Caesars Entertainment, Inc., 8.125%, 2011                                        $  1,520,000    $  1,611,200
Great Canadian Gaming Corp., 7.25%, 2015 (n)                                          665,000         675,806
Mandalay Resort Group, 9.375%, 2010                                                   950,000       1,024,813
MGM Mirage, Inc., 8.375%, 2011                                                      1,530,000       1,623,713
MGM Mirage, Inc., 6.75%, 2013                                                         500,000         495,625
Scientific Games Corp., 6.25%, 2012                                                   825,000         808,500
Station Casinos, Inc., 6.5%, 2014                                                     630,000         592,988
Wimar Opco LLC, 9.625%, 2014 (n)                                                      585,000         593,775
Wyndham Worldwide Corp., 6%, 2016 (n)                                                 360,000         357,140
Wynn Las Vegas LLC, 6.625%, 2014                                                      545,000         546,363
                                                                                                 ------------
                                                                                                 $  8,329,923
-------------------------------------------------------------------------------------------------------------
Industrial - 0.1%
-------------------------------------------------------------------------------------------------------------
JohnsonDiversey Holdings, Inc., "B", 9.625%, 2012                                $    690,000    $    722,775
-------------------------------------------------------------------------------------------------------------
Insurance - 1.2%
-------------------------------------------------------------------------------------------------------------
Allianz AG, 5.5% to 2014, FRN to 2049                                         EUR     140,000    $    194,876
American International Group, Inc., 6.25%, 2037                                  $    300,000         298,604
ING Groep N.V., 5.775% to 2015, FRN to 2049                                         2,500,000       2,490,648
Prudential Financial, Inc., 5.1%, 2014                                              1,985,000       1,952,410
U.S.I. Holdings Corp., FRN, 9.23%, 2014 (n)                                         1,495,000       1,502,475
                                                                                                 ------------
                                                                                                 $  6,439,013
-------------------------------------------------------------------------------------------------------------
Insurance - Health - 0.1%
-------------------------------------------------------------------------------------------------------------
Centene Corp., 7.25%, 2014 (n)                                                   $    350,000    $    355,250
-------------------------------------------------------------------------------------------------------------
Insurance - Property & Casualty - 0.8%
-------------------------------------------------------------------------------------------------------------
AIG SunAmerica Global Financing X, 6.9%, 2032 (n)                                $  2,384,000    $  2,723,367
Fund American Cos., Inc., 5.875%, 2013                                              1,464,000       1,466,867
                                                                                                 ------------
                                                                                                 $  4,190,234
-------------------------------------------------------------------------------------------------------------
International Market Quasi-Sovereign - 3.6%
-------------------------------------------------------------------------------------------------------------
Canada Housing Trust, 4.6%, 2011                                              CAD     389,000    $    356,019
Development Bank of Japan, 1.75%, 2010                                        JPY 183,000,000       1,565,508
Development Bank of Japan, 1.4%, 2012                                         JPY 274,000,000       2,323,388
Development Bank of Japan, 1.05%, 2023                                        JPY 459,000,000       3,318,944
Development Bank of Japan, 2.3%, 2026                                         JPY 120,000,000       1,031,042
Japan Finance Corp. for Municipal Enterprises, 1.55%, 2012                    JPY 275,000,000       2,335,767
Japan Finance Corp. for Municipal Enterprises, 2%, 2016                       JPY 510,000,000       4,437,970
KfW Bankengruppe, 1.35%, 2014                                                 JPY 432,000,000       3,603,824
Vattenfall Treasury AB, 6%, 2010                                              EUR     125,000         177,746
                                                                                                 ------------
                                                                                                 $ 19,150,208
-------------------------------------------------------------------------------------------------------------
International Market Sovereign - 7.3%
-------------------------------------------------------------------------------------------------------------
Commonwealth of Australia, 6%, 2017                                           AUD     337,000    $    282,340
Federal Republic of Germany, 5.25%, 2010                                      EUR   1,989,000       2,803,080
Federal Republic of Germany, 3.75%, 2015                                      EUR     999,000       1,328,338
Federal Republic of Germany, 6.25%, 2030                                      EUR   1,544,000       2,679,355
Government of Canada, 5.5%, 2009                                              CAD     778,000         720,160
Government of Canada, 4.5%, 2015                                              CAD     311,000         287,052
Government of Canada, 8%, 2023                                                CAD     136,000         176,139
Government of Canada, 5.75%, 2033                                             CAD     351,000         393,684
Kingdom of Denmark, 4%, 2015                                                  DKK   4,203,000         761,667
Kingdom of Netherlands, 3.75%, 2009                                           EUR   3,669,000       4,966,878
Kingdom of Netherlands, 3.75%, 2014                                           EUR   1,061,000       1,412,081
Kingdom of Netherlands, 4%, 2016                                              EUR     787,000       1,058,921
Kingdom of Spain, 5.35%, 2011                                                 EUR   2,725,000       3,897,788
Republic of Austria, 4.65%, 2018                                              EUR   2,632,000       3,722,943
Republic of France, 4.75%, 2012                                               EUR     760,000       1,067,202
Republic of France, 5%, 2016                                                  EUR   1,274,000       1,847,261
Republic of France, 6%, 2025                                                  EUR     511,000         843,354
Republic of France, 4.75%, 2035                                               EUR   2,099,000       3,045,320
Republic of Ireland, 3.25%, 2009                                              EUR   1,569,000       2,106,553
Republic of Ireland, 4.6%, 2016                                               EUR   2,023,000       2,846,854
United Kingdom Treasury, 8%, 2015                                             GBP     290,000         695,042
United Kingdom Treasury, 8%, 2021                                             GBP     318,000         831,152
United Kingdom Treasury, 4.25%, 2036                                          GBP     803,000       1,537,608
                                                                                                 ------------
                                                                                                 $ 39,310,772
-------------------------------------------------------------------------------------------------------------
Machinery & Tools - 0.5%
-------------------------------------------------------------------------------------------------------------
Case Corp., 7.25%, 2016                                                          $    750,000    $    788,437
Case New Holland, Inc., 7.125%, 2014                                                  820,000         861,000
Manitowoc Co., Inc., 10.5%, 2012                                                      767,000         814,938
                                                                                                 ------------
                                                                                                 $  2,464,375
-------------------------------------------------------------------------------------------------------------
Major Banks - 2.7%
-------------------------------------------------------------------------------------------------------------
Bank of Ireland, 7.4%, 2049                                                   EUR     500,000    $    746,819
BNP Paribas, 5.186% to 2015, FRN to 2049(n)                                      $  2,099,000       2,022,619
BNP Paribas Capital Trust III, 6.625% to 2011, FRN to 2049                    EUR     100,000         147,180
Credit Suisse Group, 7.974%, 2010                                             EUR     265,000         396,320
HBOS Capital Funding LP, 6.071% to 2014, FRN to 2049(n)                          $  1,543,000       1,578,855
JPMorgan Chase & Co., 5.125%, 2014                                                  2,755,000       2,724,031
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049                            1,568,000       1,601,460
National Westminster Bank PLC, 6.625% to 2009, FRN to 2049                    EUR     330,000         472,060
SG Capital Trust I, 7.875% to 2010, FRN to 2049                               EUR     300,000         444,160
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2042                            $  4,068,000       4,128,613
                                                                                                 ------------
                                                                                                 $ 14,262,117
-------------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 2.0%
-------------------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc., 7.5%, 2017 (n)                                    $    355,000    $    365,650
Cooper Cos., Inc., 7.125%, 2015 (n)                                                 1,260,000       1,285,200
DaVita, Inc., 6.625%, 2013                                                            300,000         301,125
DaVita, Inc., 7.25%, 2015                                                             900,000         920,250
HCA, Inc., 8.75%, 2010                                                              1,315,000       1,392,256
HCA, Inc., 6.375%, 2015                                                               500,000         435,625
HCA, Inc., 9.25%, 2016 (n)                                                          1,645,000       1,793,050
Hospira, Inc., 5.55%, 2012                                                            360,000         361,965
Hospira, Inc., 6.05%, 2017                                                          1,248,000       1,260,846
Omnicare, Inc., 6.875%, 2015                                                          590,000         587,788
Owens & Minor, Inc., 6.35%, 2016                                                    1,420,000       1,436,344
Tenet Healthcare Corp., 9.25%, 2015                                                   740,000         740,000
                                                                                                 ------------
                                                                                                 $ 10,880,099
-------------------------------------------------------------------------------------------------------------
Metals & Mining - 1.8%
-------------------------------------------------------------------------------------------------------------
Arch Western Finance LLC, 6.75%, 2013                                            $  1,310,000    $  1,300,175
Chaparral Steel Co., 10%, 2013                                                      1,090,000       1,219,437
FMG Finance Ltd., 10.625%, 2016 (n)                                                 1,405,000       1,643,850
Freeport-McMoRan Copper & Gold, 8.25%, 2015                                           595,000         643,344
Freeport-McMoRan Copper & Gold, 8.375%, 2017                                          995,000       1,088,281
International Steel Group, Inc., 6.5%, 2014                                         1,300,000       1,359,098
Peabody Energy Corp., 5.875%, 2016                                                    720,000         689,400
Peabody Energy Corp., 7.375%, 2016                                                     45,000          47,531
Peabody Energy Corp., "B", 6.875%, 2013                                               630,000         637,875
U.S. Steel Corp., 9.75%, 2010                                                         795,000         834,750
                                                                                                 ------------
                                                                                                 $  9,463,741
-------------------------------------------------------------------------------------------------------------
Mortgage Backed - 9.7%
-------------------------------------------------------------------------------------------------------------
Fannie Mae, 4.78%, 2015                                                          $    708,849    $    698,079
Fannie Mae, 6%, 2017 - 2037                                                         5,764,156       5,815,779
Fannie Mae, 5.5%, 2021 - 2035                                                      10,782,387      10,721,245
Fannie Mae, 5%, 2027 - 2035                                                         6,875,146       6,727,390
Fannie Mae, 6.5%, 2031 - 2032                                                       1,492,978       1,538,593
Freddie Mac, 6%, 2021 - 2036                                                       10,501,358      10,598,331
Freddie Mac, 5%, 2024                                                                 349,986         348,708
Freddie Mac, 5.5%, 2036                                                            15,615,781      15,447,210
                                                                                                 ------------
                                                                                                  $51,895,335
-------------------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.3%
-------------------------------------------------------------------------------------------------------------
AmeriGas Partners LP, 7.25%, 2015                                                $  1,030,000    $  1,048,025
AmeriGas Partners LP, 7.125%, 2016                                                    365,000         369,562
                                                                                                 ------------
                                                                                                 $  1,417,587
-------------------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 2.2%
-------------------------------------------------------------------------------------------------------------
Atlas Pipeline Partners LP, 8.125%, 2015                                         $  1,905,000    $  1,981,200
CenterPoint Energy Resources Corp., 7.875%, 2013                                    1,250,000       1,396,001
Colorado Interstate Gas Co., 5.95%, 2015                                              365,000         368,618
El Paso Performance-Linked Trust, 7.75%, 2011 (n)                                   2,240,000       2,385,600
Kinder Morgan Energy Partners LP, 5.125%, 2014                                      1,147,000       1,117,105
Magellan Midstream Partners LP, 5.65%, 2016                                         1,123,000       1,114,053
Spectra Energy Capital LLC, 8%, 2019                                                  691,000         795,333
Williams Cos., Inc., 8.75%, 2032                                                    1,750,000       2,036,563
Williams Partners LP, 7.25%, 2017 (n)                                                 765,000         808,988
                                                                                                 ------------
                                                                                                 $ 12,003,461
-------------------------------------------------------------------------------------------------------------
Network & Telecom - 2.1%
-------------------------------------------------------------------------------------------------------------
BellSouth Corp., 6.55%, 2034                                                     $  3,213,000    $  3,349,067
Citizens Communications Co., 9.25%, 2011                                            1,285,000       1,431,169
Citizens Communications Co., 9%, 2031                                                 870,000         954,825
Deutsche Telekom International Finance B.V., 8.125%, 2012                     EUR     130,000         205,003
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)                                  $    640,000         688,000
Qwest Corp., 7.875%, 2011                                                             535,000         569,775
Qwest Corp., 8.875%, 2012                                                             950,000       1,049,750
Telefonica Europe B.V., 7.75%, 2010                                                 1,500,000       1,615,838
Windstream Corp., 8.625%, 2016                                                      1,040,000       1,141,400
Windstream Corp., 7%, 2019 (n)                                                        195,000         195,975
                                                                                                 ------------
                                                                                                 $ 11,200,802
-------------------------------------------------------------------------------------------------------------
Oil Services - 0.4%
-------------------------------------------------------------------------------------------------------------
Basic Energy Services, Inc., 7.125%, 2016                                        $    630,000    $    625,275
Compagnie Generale de Geophysique-Veritas, 7.75%, 2017                                490,000         518,175
GulfMark Offshore, Inc., 7.75%, 2014                                                  760,000         777,100
                                                                                                 ------------
                                                                                                 $  1,920,550
-------------------------------------------------------------------------------------------------------------
Oils - 0.5%
-------------------------------------------------------------------------------------------------------------
Premcor Refining Group, Inc., 7.5%, 2015                                         $  2,575,000    $  2,657,776
-------------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 3.4%
-------------------------------------------------------------------------------------------------------------
Alfa Diversified Payment Rights Finance Co., FRN, 7.2549%, 2011 (n)              $  2,383,550    $  2,383,550
Banco BMG S.A., 9.15%, 2016 (n)                                                       714,000         771,120
Banco de Credito del Peru, FRN, 6.95%, 2021 (n)                                       316,000         315,948
Banco do Estado de Sao Paulo S.A., 8.7%, 2010                                          15,000          15,900
Banco do Estado de Sao Paulo S.A., 8.7%, 2049 (n)                                     577,000         612,341
Banco Mercantil del Norte S.A., 5.875% to 2009, FRN to 2014 (n)                       655,000         656,965
Bosphorus Financial Services Ltd., FRN, 7.16%, 2012                                 2,000,000       2,020,184
DFS Funding Corp., FRN, 7.3549%, 2010                                               2,000,000       2,025,000
Fifth Third Bancorp, 5.45%, 2017                                                    1,500,000       1,494,547
Fortis Capital Co., 6.25% to 2009, FRN to 2049                                EUR     155,000         218,120
HSBK Europe B.V., 7.25%, 2017 (z)                                                $    929,000         926,678
Kazkommerts International B.V., 8%, 2015                                              588,000         593,880
Mizuho Capital Investment 1 Ltd., 6.686% to 2016, FRN to 2049 (n)                   1,220,000       1,253,114
Mizuho Financial Group, Inc., 5.79%, 2014 (n)                                       1,633,000       1,666,793
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)                                      626,000         622,970
Russian Standard Finance S.A., 7.5%, 2010 (n)                                         257,000         251,218
Russian Standard Finance S.A., 8.625%, 2011 (n)                                       769,000         777,651
Woori Bank, 6.125% to 2011, FRN to 2016 (n)                                         1,510,000       1,547,499
                                                                                                 ------------
                                                                                                 $18,153,478
-------------------------------------------------------------------------------------------------------------
Pollution Control - 0.1%
-------------------------------------------------------------------------------------------------------------
Veolia Environnement, 5.875%, 2008                                            EUR     250,000    $    346,756
-------------------------------------------------------------------------------------------------------------

Precious Metals & Minerals - 0.2%
-------------------------------------------------------------------------------------------------------------
Alrosa Finance S.A., 8.875%, 2014                                                $    716,000    $    827,266
-------------------------------------------------------------------------------------------------------------
Printing & Publishing - 1.5%
-------------------------------------------------------------------------------------------------------------
American Media Operations, Inc., 10.25%, 2009                                    $    790,000    $    744,575
Bertelsmann U.S. Finance, Inc., 4.625%, 2010                                  EUR     148,000         202,572
Dex Media East LLC, 9.875%, 2009                                                 $  1,235,000       1,289,031
Dex Media West LLC, 9.875%, 2013                                                      567,000         617,321
Idearc, Inc., 8%, 2016 (n)                                                          2,625,000       2,736,563
MediaNews Group, Inc., 6.875%, 2013                                                   485,000         441,350
R.H. Donnelley Corp., 8.875%, 2016                                                  1,890,000       2,050,650
Reed Elsevier Capital, Inc., 5.75%, 2008                                      EUR     125,000         173,041
                                                                                                 ------------
                                                                                                 $  8,255,103
-------------------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.3%
-------------------------------------------------------------------------------------------------------------
TFM S.A. de C.V., 9.375%, 2012                                                   $  1,424,000    $  1,537,920
-------------------------------------------------------------------------------------------------------------
Real Estate - 0.5%
-------------------------------------------------------------------------------------------------------------
HRPT Properties Trust, REIT, 6.25%, 2016                                         $    663,000    $    690,072
Kimco Realty Corp., REIT, 5.783%, 2016                                                720,000         732,855
Simon Property Group LP, REIT, 4.6%, 2010                                           1,375,000       1,352,637
                                                                                                 ------------
                                                                                                 $  2,775,564
-------------------------------------------------------------------------------------------------------------
Restaurants - 0.3%
-------------------------------------------------------------------------------------------------------------
YUM! Brands, Inc., 8.875%, 2011                                                  $  1,590,000    $  1,783,064
-------------------------------------------------------------------------------------------------------------
Retailers - 1.1%
-------------------------------------------------------------------------------------------------------------
Couche-Tard, Inc., 7.5%, 2013                                                    $    905,000    $    934,412
Dollar General Corp., 8.625%, 2010                                                    685,000         729,525
Federated Retail Holdings, Inc., 5.35%, 2012                                          300,000         299,850
Gap, Inc., 9.8%, 2008                                                               2,710,000       2,896,144
Home Depot, Inc., 5.4%, 2016                                                        1,250,000       1,224,161
                                                                                                 ------------
                                                                                                 $  6,084,092
-------------------------------------------------------------------------------------------------------------
Specialty Stores - 0.1%
-------------------------------------------------------------------------------------------------------------
GSC Holdings Corp., 8%, 2012                                                     $    455,000    $    485,144
LVMH Moet Hennessy Louis Vuitton S.A., 4.625%, 2011                           EUR     125,000         171,146
Payless ShoeSource, Inc., 8.25%, 2013                                            $    100,000         105,250
                                                                                                 ------------
                                                                                                 $    761,540
-------------------------------------------------------------------------------------------------------------
Supermarkets - 0.2%
-------------------------------------------------------------------------------------------------------------
Stater Bros. Holdings, Inc., 7.75%, 2015 (n)                                     $    350,000    $    359,625
SUPERVALU, Inc., 7.5%, 2014                                                           470,000         491,150
                                                                                                 ------------
                                                                                                 $    850,775
-------------------------------------------------------------------------------------------------------------
Supranational - 0.1%
-------------------------------------------------------------------------------------------------------------
Central American Bank, 4.875%, 2012 (n)                                          $    521,000    $    507,927
-------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.7%
-------------------------------------------------------------------------------------------------------------
Centennial Communications Corp., 10.125%, 2013                                   $    520,000    $    561,600
Globo Comunicacoes Participacao, 7.25%, 2022 (z)                                      100,000          99,900
OJSC Vimpel Communications, 8.25%, 2016                                             1,945,000       2,086,985
Rogers Wireless, Inc., 7.5%, 2015                                                     980,000       1,073,100
                                                                                                 ------------
                                                                                                 $  3,821,585
-------------------------------------------------------------------------------------------------------------
Telephone Services - 0.3%
-------------------------------------------------------------------------------------------------------------
Embarq Corp., 7.082%, 2016                                                       $  1,760,000    $  1,818,325
-------------------------------------------------------------------------------------------------------------
Tobacco - 0.4%
-------------------------------------------------------------------------------------------------------------
Altria Group, Inc., 5.625%, 2008                                              EUR      75,000    $    103,771
Reynolds American, Inc., 7.25%, 2012                                             $  1,854,000       1,960,664
                                                                                                 ------------
                                                                                                 $  2,064,435
-------------------------------------------------------------------------------------------------------------
Transportation - Services - 0.4%
-------------------------------------------------------------------------------------------------------------
Hertz Corp., 8.875%, 2014                                                        $    685,000    $    738,088
Stena AB, 7%, 2016                                                                    452,000         445,220
Westinghouse Air Brake Technologies Corp., 6.875%, 2013                               795,000         798,975
                                                                                                 ------------
                                                                                                 $  1,982,283
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 5.3%
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.375%, 2031                                                $  3,386,000    $  3,626,724
U.S. Treasury Bonds, 4.5%, 2036 (f)                                                12,628,000      11,974,892
U.S. Treasury Notes, 4.5%, 2016                                                     2,718,000       2,696,658
U.S. Treasury Notes, 6.375%, 2027                                                   4,000,000       4,757,500
U.S. Treasury Notes, TIPS, 2.375%, 2017                                             5,044,600       5,123,225
                                                                                                 ------------
                                                                                                 $ 28,178,999
-------------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 5.4%
-------------------------------------------------------------------------------------------------------------
AES Corp., 9.375%, 2010                                                          $    625,000    $    685,938
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)                                      805,000         873,425
Beaver Valley Funding Corp., 9%, 2017                                               4,599,000       5,221,613
Edison Mission Energy, 7.75%, 2016                                                    585,000         615,712
Enersis S.A., 7.375%, 2014                                                          1,283,000       1,392,971
Exelon Generation Co. LLC, 6.95%, 2011                                              2,506,000       2,641,239
HQI Transelec Chile S.A., 7.875%, 2011                                                883,000         947,909
ISA Capital do Brasil S.A., 7.875%, 2012 (n)                                          464,000         475,600
ISA Capital do Brasil S.A., 8.8%, 2017 (n)                                            761,000         819,978
Midwest Generation LLC, 8.75%, 2034                                                   250,000         276,250
Mirant Americas Generation, Inc., 8.3%, 2011                                          200,000         211,500
Mirant North American LLC, 7.375%, 2013                                             1,500,000       1,586,250
NorthWestern Corp., 5.875%, 2014                                                    1,695,000       1,684,367
NRG Energy, Inc., 7.375%, 2016                                                      3,450,000       3,583,688
Reliant Resources, Inc., 9.25%, 2010                                                  895,000         938,631
RWE Finance B.V., 5.375%, 2008                                                EUR       6,000           8,268
System Energy Resources, Inc., 5.129%, 2014 (n)                                  $  2,133,558       2,088,391
TXU Energy Co., 7%, 2013                                                            2,670,000       2,780,092
Waterford 3 Funding Corp., 8.09%, 2017                                              1,872,870       1,937,616
                                                                                                 ------------
                                                                                                 $ 28,769,438
-------------------------------------------------------------------------------------------------------------
TOTAL BONDS (IDENTIFIED COST, $474,270,483)                                                      $483,481,783
-------------------------------------------------------------------------------------------------------------
Floating Rate Loans - 1.4% (g)(r)
-------------------------------------------------------------------------------------------------------------
Automotive - 0.4%
-------------------------------------------------------------------------------------------------------------
Ford Motor Co., Term Loan B, 8.36%, 2013                                         $  1,184,923    $  1,192,978
General Motors Corp., Term Loan B, 7.73%, 2013                                        740,998         746,092
                                                                                                 ------------
                                                                                                 $  1,939,070
-------------------------------------------------------------------------------------------------------------
Broadcasting - 0.2%
-------------------------------------------------------------------------------------------------------------
Gray Television, Inc.,Term Loan B, 6.56%, 2014 (o)                               $    277,015    $    276,668
Univision Communications, Inc. Term Loan B, 7.61%, 2014                               748,341         746,938
                                                                                                 ------------
                                                                                                 $  1,023,606
-------------------------------------------------------------------------------------------------------------
Cable TV - 0.2%
-------------------------------------------------------------------------------------------------------------
Charter Communications Operating LLC, Term Loan, 7.35%, 2014                     $    167,554    $    167,275
CSC Holdings, Inc., Incremental Term Loan, 7.08%, 2013                                499,802         501,387
Mediacom Illinois LLC, Term Loan, 6.86%, 2012                                         448,333         443,943
                                                                                                 ------------
                                                                                                 $  1,112,605
-------------------------------------------------------------------------------------------------------------
Chemicals - 0.1%
-------------------------------------------------------------------------------------------------------------
Celanese AG, Term Loan B, 7.10%, 2014                                            $    568,057    $    571,074
-------------------------------------------------------------------------------------------------------------
Food & Beverages - 0.1%
-------------------------------------------------------------------------------------------------------------
Dean Foods Co., Term Loan B, 6.88%, 2014                                         $    444,122    $    444,770
-------------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.1%
-------------------------------------------------------------------------------------------------------------
HCA, Inc., Term Loan B, 7.60%, 2013                                              $    654,323    $    660,954
-------------------------------------------------------------------------------------------------------------
Pollution Control - 0.1%
-------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., Credit Linked Deposit, 7.07%, 2014             $    199,980    $    200,855
Allied Waste North America, Inc., Term Loan, 7.10%, 2014                              428,549         430,423
                                                                                                 ------------
                                                                                                 $    631,278
-------------------------------------------------------------------------------------------------------------
Printing & Publishing - 0.2%
-------------------------------------------------------------------------------------------------------------
Idearc, Inc., Term Loan B, 7.35%, 2014                                           $  1,347,228    $  1,355,768
-------------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE LOANS (IDENTIFIED COST, $7,717,467)                                          $  7,739,125
-------------------------------------------------------------------------------------------------------------
Preferred Stocks - 0.0%
-------------------------------------------------------------------------------------------------------------
Real Estate - 0.0%
-------------------------------------------------------------------------------------------------------------
HRPT Properties Trust, "B", REIT, 8.75%                                                 5,100    $    128,724
-------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (IDENTIFIED COST, $139,485)                                               $    128,724
-------------------------------------------------------------------------------------------------------------
Common Stocks - 0.0%
-------------------------------------------------------------------------------------------------------------
Printing & Publishing - 0.0%
-------------------------------------------------------------------------------------------------------------
Golden Books Family Entertainment, Inc. (a)                                            19,975    $          0
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $0)                                                        $          0
-------------------------------------------------------------------------------------------------------------
Rights - 0.0%
-------------------------------------------------------------------------------------------------------------
Emerging Market Sovereign - 0.0%
-------------------------------------------------------------------------------------------------------------
Banco Central del Uruguay, Value Recovery Rights, Expiring January 2021 (a)         1,250,000    $          0
-------------------------------------------------------------------------------------------------------------
TOTAL RIGHTS (IDENTIFIED COST, $0)                                                               $          0
-------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 7.7% (y)
-------------------------------------------------------------------------------------------------------------
Abbey National North America LLC, 5.313%, due 5/01/07                            $ 21,410,000    $ 21,410,000
DEPFA Bank PLC, 5.27%, due 5/01/07 (t)                                              4,480,000       4,480,000
Societe Generale North America, 5.3%, due 5/01/07                                  15,189,000      15,189,000
-------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS, AT AMORTIZED COST AND VALUE                                        $ 41,079,000
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $523,206,435) (k)                                            $532,428,632
-------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.8%                                                               4,075,838
-------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                              $536,504,470
-------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(f) All or a portion of the security has been segregated as collateral for an open futures contract.
(g) The rate shown represents a weighted average coupon rate on settled positions at period end.
(i) Interest only security for which the trust receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k) As of April 30, 2007, the trust held securities fair valued in accordance with the policies adopted by the
    Board of Trustees, aggregating $465,968,003 and 87.52% of market value. An independent pricing service provided an evaluated bid for 86.13% of the market value.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $65,670,150 representing
    12.2% of net assets.
(o) All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.
(p) Payment-in-kind security.
(r) Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.
    These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The trust holds the following restricted securities:

                                                                                           CURRENT
                                                             ACQUISITION   ACQUISITION      MARKET     TOTAL % OF
RESTRICTED SECURITIES                                            DATE          COST         VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------

Bayview Financial Revolving Mortgage Loan Trust,
FRN, 6.12%, 2040                                                3/01/06     $4,000,000   $ 3,999,991
Citigroup/Deutsche Bank Commercial Mortgage Trust,
"H", FRN, 5.8817%, 2049                                         3/14/07        450,525       434,389
Citigroup/Deutsche Bank Commercial Mortgage
Trust, "J", FRN, 5.8817%, 2049                                  3/14/07        689,357       650,562
Falcon Franchise Loan LLC, FRN, 4.1216%, 2025                   1/29/03      1,368,933     1,013,351
Globo Comunicacoes Participacao, 7.25%, 2022                    4/19/07        100,000        99,900
HSBK Europe B.V., 7.25%, 2017                                   4/25/07        921,271       926,678
Preferred Term Securities IV Ltd., CDO, FRN, 7.6%, 2031         9/13/05        730,315       720,042
Prudential Securities Secured Financing Corp.,
FRN, 7.3872%, 2013                                             12/06/04      2,865,414     2,745,633
Wachovia Bank Commercial Mortgage Trust, FRN, 6.021%, 2043      3/14/07      1,101,763     1,061,483
-----------------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                              $11,652,029      2.2%
                                                                                         ========================

UNFUNDED LOAN COMMITMENTS

As of April 30, 2007, the portfolio had unfunded loan commitments of $41,714, which could be extended at the option of the borrower, pursuant to the following loan agreements:

                                                                                      UNFUNDED       UNREALIZED
                                                                                        LOAN        APPRECIATION
BORROWER                                                                             COMMITMENT    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
Gray Television, Inc., Delayed Draw, Term Loan B, 2014                                 $12,520          $(22)
Univision Communications, Inc., Delayed Draw, Term Loan, 2014                           29,194           (55)
-----------------------------------------------------------------------------------------------------------------
                                                                                       $41,714          $(77)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AT 4/30/07
Appreciation and Depreciation in the table below are reported by currency.

                                                                                                         NET
                                                                                                     UNREALIZED
                                CONTRACTS TO         SETTLEMENT       IN EXCHANGE     CONTRACTS     APPRECIATION
    TYPE          CURRENCY    DELIVER/RECEIVE        DATE RANGE           FOR         AT VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
APPRECIATION
-----------------------------------------------------------------------------------------------------------------
    BUY              ARS             66,652           5/03/07              21,501        21,578      $        77
    BUY              CAD          2,246,592           5/23/07           1,999,177     2,026,630           27,453
    BUY              CNY         82,836,000      5/08/07 - 5/31/07     10,759,320    10,775,368           16,048
    BUY              COP        197,285,000           5/08/07              88,389        93,813            5,424
    BUY              CZK          8,150,022           5/02/07             388,751       394,959            6,208
    BUY              DKK            547,063           6/13/07             100,000       100,375              375
    BUY              EUR            495,000      5/23/07 - 6/20/07        667,507       676,614            9,107
    SELL             GBP          3,182,274           6/20/07           6,378,614     6,360,401           18,213
    BUY              MXN         11,284,549           5/09/07           1,025,784     1,031,920            6,136
    BUY              PLN          1,556,645           5/02/07             527,683       561,430           33,747
    BUY              SKK          3,544,216           5/02/07             141,494       143,563            2,069
    BUY              TRY             76,166           5/02/07              54,203        55,777            1,574
                                                                                                     -----------
                                                                                                     $   126,431
                                                                                                     ===========
DEPRECIATION
----------------------------------------------------------------------------------------------------------------
    SELL             ARS             66,652           5/03/07              21,570        21,577      $        (7)
    BUY              AUD          1,506,957           6/04/07           1,257,479     1,250,426           (7,053)
    SELL             AUD          4,009,853           6/04/07           3,294,032     3,327,252          (33,220)
    SELL             CAD          2,483,641           5/23/07           2,184,304     2,240,470          (56,166)
    SELL             CNY         41,418,000           5/08/07           5,361,553     5,380,925          (19,372)
    SELL             COP        197,285,000           5/08/07              90,915        93,813           (2,898)
    SELL             CZK          8,150,022           5/02/07             389,194       394,959           (5,765)
    SELL             DKK          4,675,949           6/13/07             843,882       857,943          (14,061)
    SELL             EUR         31,900,146      5/23/07 - 6/20/07     42,592,689    43,629,683       (1,036,994)
    BUY              GBP          1,618,374           6/20/07           3,244,760     3,234,640          (10,120)
    SELL             SKK          3,544,216           5/02/07             142,350       143,563           (1,213)
    SELL             TRY             76,166           5/02/07              53,973        55,777           (1,804)
                                                                                                     -----------
                                                                                                     $(1,188,673)
                                                                                                     ===========

At April 30, 2007, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $27,816 with Goldman Sachs & Co. and a net receivable of $615,580 with Merrill Lynch
International Bank.

FUTURES CONTRACTS OUTSTANDING AT 4/30/07

                                                                                                     UNREALIZED
                                                                                   EXPIRATION       APPRECIATION
DESCRIPTION                                       CONTRACTS          VALUE            DATE         (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond (Long)                            50           $5,587,500         Jun-07           $(80,643)
U.S. Treasury Note 10 yr (Long)                      91            9,857,859         Jun-07             26,697
-----------------------------------------------------------------------------------------------------------------
                                                                                                      $(53,946)
                                                                                                      ========

SWAP AGREEMENTS AT 4/30/07
                                                                                                     UNREALIZED
               NOTIONAL                                             CASH FLOWS      CASH FLOWS      APPRECIATION
EXPIRATION      AMOUNT             COUNTERPARTY                     TO RECEIVE        TO PAY       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------

CREDIT DEFAULT SWAPS
3/20/17  USD  1,370,000    JPMorgan Chase Bank                         0.49%            (1)           $(10,543)
                                                                   (fixed rate)
3/20/17  USD  1,370,000    JPMorgan Chase Bank                          (2)            0.38%             8,298
                                                                                   (fixed rate)
3/20/17  USD  1,370,000    Merrill Lynch International                  (3)            0.37%             8,848
                                                                                   (fixed rate)
3/20/17  USD  1,250,000    Merrill Lynch International                  (4)            0.81%            12,860
                                                                                   (fixed rate)
3/20/17  USD  1,040,000    Goldman Sachs International                  (5)            0.40%           (13,263)
                                                                                   (fixed rate)
4/20/12  USD  1,330,000    Morgan Stanley Capital Services, Inc.        (6)            2.08%           (14,274)
                                                                                   (fixed rate)
4/20/12  USD  1,330,000    Morgan Stanley Capital Services, Inc.        (7)            0.98%            (8,685)
                                                                                   (fixed rate)
6/20/17  USD  1,150,000    Merrill Lynch International                  (8)            0.91%            (4,441)
                                                                                   (fixed rate)
                                                                                                      --------
                                                                                                      $(21,200)
                                                                                                      ========

(1) Trust to pay notional amount upon a defined credit default event by Burlington Northern Santa Fe Corp.,
    6.75%, 7/15/11.
(2) Trust to receive notional amount upon a defined credit default event by PPG Industries, Inc., 7.05%, 8/15/09.
(3) Trust to receive notional amount upon a defined credit default event by Rohm & Haas Co., 7.85%, 7/15/29.
(4) Trust to receive notional amount upon a defined credit default event by Waste Management, Inc.,
    7.375%, 8/01/10.
(5) Trust to receive notional amount upon a defined credit default event by Dover Corp., 6.25%, 6/01/08.
(6) Trust to receive notional amount upon a defined credit default event by Republic of Argentina,
    8.28%, 12/31/33.
(7) Trust to receive notional amount upon a defined credit default event by Republic of Colombia,
    10.375%, 1/28/33.
(8) Trust to receive notional amount upon a defined credit default event by New York Times Co., 4.61%, 9/26/12.

At April 30, 2007, the trust had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

CDO        Collateralized Debt Obligation
CLN        Credit-Linked Note
FRN        Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT       Real Estate Investment Trust
TIPS       Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar.
All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

ARS        Argentine Peso
AUD        Australian Dollar
BRL        Brazilian Real
CAD        Canadian Dollar
CNY        Chinese Yuan Renminbi
COP        Colombian Peso
CZK        Czech Koruna
DKK        Danish Krone
EUR        Euro
GBP        British Pound
JPY        Japanese Yen
MXN        Mexican Peso
PLN        Polish Zloty
SKK        Slovakian Koruna
TRY        Turkish Lira

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 4/30/07  (unaudited)

This statement represents your trust's balance sheet, which details the assets and liabilities comprising the total value of the trust.

ASSETS
-----------------------------------------------------------------------------------------------------
Investments, at value (identified cost, $523,206,435)             $532,428,632
Cash                                                                    94,331
Foreign currency, at value (identified cost, $1,303)                     1,297
Receivable for forward foreign currency exchange contracts             126,431
Receivable for forward foreign currency exchange contracts
subject to master netting agreements                                   615,580
Receivable for daily variation margin on open futures contracts         86,266
Receivable for investments sold                                      2,977,504
Interest and dividends receivable                                    7,194,668
Unrealized appreciation on credit default swaps                         30,006
Other assets                                                           140,608
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $543,695,323
-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Distributions payable                                                 $185,026
Payable for forward foreign currency exchange contracts              1,188,673
Payable for forward foreign currency exchange contracts
subject to master netting agreements                                    27,816
Payable for investments purchased                                    5,034,030
Unrealized depreciation on credit default swaps                         51,206
Unrealized depreciation on unfunded loan commitments                        77
Payable to affiliates
  Management fee                                                        40,423
  Transfer agent and dividend disbursing costs                          96,503
  Administrative services fee                                            1,122
Payable for independent trustees' compensation                         372,078
Accrued expenses and other liabilities                                 193,899
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          $7,190,853
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $536,504,470
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

NET ASSETS CONSIST OF
-----------------------------------------------------------------------------------------------------
Paid-in capital                                                   $607,838,262
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies          8,711,515
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                      (79,159,652)
Accumulated distributions in excess of net investment income          (885,655)
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $536,504,470
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding (85,465,754 issued,
less 6,388,302 treasury shares)                                                            79,077,452
-----------------------------------------------------------------------------------------------------
Net asset value per share (net assets of $536,504,470/
79,077,452 shares of beneficial interest outstanding)                                           $6.78
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Six months ended 4/30/07  (unaudited)

This statement describes how much your trust earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by trust operations.

NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------
Income
  Interest                                                          $16,031,748
  Dividends                                                               5,578
  Foreign taxes withheld                                                   (960)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   $16,036,366
-----------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                     $1,808,492
  Transfer agent and dividend disbursing costs                          113,108
  Administrative services fee                                            50,706
  Independent trustees' compensation                                     45,782
  Custodian fee                                                         118,351
  Shareholder communications                                             56,989
  Auditing fees                                                          27,906
  Legal fees                                                              5,972
  Miscellaneous                                                          58,024
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             $2,285,330
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (23,246)
  Reduction of expenses by investment adviser                            (1,339)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               $2,260,745
-----------------------------------------------------------------------------------------------------
Net investment income                                                                     $13,775,621
-----------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                            $2,967,412
  Futures contracts                                                     340,799
  Swap transactions                                                        (367)
  Foreign currency transactions                                      (3,045,785)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                        $262,059
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                        $3,101,001
  Futures contracts                                                    (445,533)
  Swap transactions                                                     (21,200)
  Translation of assets and liabilities in foreign currencies           604,659
  Unfunded loan commitments                                                 (77)
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                       $3,238,850
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                           $3,500,909
-----------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $17,276,530
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                               SIX MONTHS ENDED            YEAR ENDED
                                                                        4/30/07              10/31/06
                                                                    (UNAUDITED)

CHANGE IN NET ASSETS
FROM OPERATIONS
-----------------------------------------------------------------------------------------------------
Net investment income                                               $13,775,621           $26,286,395
Net realized gain (loss) on investments and foreign
currency transactions                                                   262,059            (3,395,601)
Net unrealized gain (loss) on investments and foreign
currency translation                                                  3,238,850             6,054,449
-----------------------------------------------------------------------------------------------------
Change in net assets from operations                                $17,276,530           $28,945,243
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------
From net investment income                                         $(13,917,578)         $(29,991,840)
-----------------------------------------------------------------------------------------------------
Change in net assets from trust share transactions                          $--          $(11,453,243)
-----------------------------------------------------------------------------------------------------
Total change in net assets                                           $3,358,952          $(12,499,840)
-----------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------
At beginning of period                                              533,145,518           545,645,358
At end of period (including accumulated distributions in
excess of net investment income of $885,655 and
$743,698, respectively)                                            $536,504,470          $533,145,518
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the trust's financial performance for the semiannual period and the past 5 fiscal years (or life of a particular share class, if shorter). Certain information reflects financial results for a single trust share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the trust share class (assuming reinvestment of all distributions) held for the entire period.

                                                  SIX MONTHS                              YEARS ENDED 10/31
                                                       ENDED       --------------------------------------------------------------
                                                     4/30/07           2006         2005         2004         2003           2002
                                                 (UNAUDITED)
Net asset value, beginning of period                   $6.74          $6.74        $6.94        $6.76        $6.32          $6.60
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                            $0.17          $0.33        $0.34        $0.38        $0.38          $0.41
  Net realized and unrealized gain (loss)
  on investments and foreign currency                   0.05           0.03        (0.16)        0.17         0.46          (0.26)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       $0.22          $0.36        $0.18        $0.55        $0.84          $0.15
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------
  From net investment income                          $(0.18)        $(0.38)      $(0.39)      $(0.39)      $(0.40)        $(0.43)
---------------------------------------------------------------------------------------------------------------------------------
Net increase from repurchase of capital shares           $--          $0.02        $0.01        $0.02        $0.00(w)       $0.00(w)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $6.78          $6.74        $6.74        $6.94        $6.76          $6.32
---------------------------------------------------------------------------------------------------------------------------------
Per share market value, end of period                  $6.08          $6.00        $6.15        $6.30        $6.41          $5.69
---------------------------------------------------------------------------------------------------------------------------------
Total return at market value (%)                        4.29(n)        3.82         3.78         4.62        20.11           0.72
---------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                  0.86(a)        0.88         0.93         0.94         0.94           0.96
Expenses after expense reductions (f)                   0.86(a)        0.88         0.93         0.94          N/A            N/A
Net investment income                                   5.20(a)        4.93         4.97         5.51         5.76           6.49
Portfolio turnover                                        40             70           67           59          126            152
Net assets at end of period (000 omitted)           $536,504       $533,146     $545,645     $569,091     $563,760       $528,945
---------------------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(n) Not annualized.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
(unaudited)

(1) BUSINESS AND ORGANIZATION

MFS Multimarket Income Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the trust's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the trust's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the trust's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the trust's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the trust's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the trust's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the trust's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the trust, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the trust's financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159 (FAS 159) "The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No. 115." FAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. FAS 159 is effective for fiscal years beginning after November 15, 2007. Management is evaluating the application of the Statement to the trust and its impact on the trust's financial statements, if any, has not been determined.

REPURCHASE AGREEMENTS - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INFLATION-ADJUSTED DEBT SECURITIES - The trust invests in inflation-adjusted debt securities issued by the U.S. Treasury. The trust may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted by references to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security's original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DERIVATIVE RISK - The trust may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the trust uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

PURCHASED OPTIONS - The trust may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the trust's exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

FUTURES CONTRACTS - The trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the trust. Upon entering into such contracts, the trust bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SWAP AGREEMENTS - The trust may enter into swap agreements. A swap is an exchange of cash payments between the trust and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the trust's custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the trust with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The trust holds a credit default swap in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The trust may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

HYBRID INSTRUMENTS - The trust may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS - The trust may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the trust to supply additional cash to the borrower on demand. At April 30, 2007, the portfolio had unfunded loan commitments of $41,714, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the trust. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

INDEMNIFICATIONS - Under the trust's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the trust. Additionally, in the normal course of business, the trust enters into agreements with service providers that may contain indemnification clauses. The trust's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the trust that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The trust earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. These fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

The trust may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the trust or in unrealized gain/loss if the security is still held by the trust. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The trust may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The trust holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the trust may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the trusts' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The trust may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

FEES PAID INDIRECTLY - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount, for the six months ended April 30, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The trust intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the trust in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions made during the current period will be determined at fiscal year end. The tax character of distributions declared to shareholders is as follows:

                                                            10/31/06

          Ordinary income (including any
          short-term capital gains)                      $29,991,840
          ----------------------------------------------------------

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 4/30/07

          Cost of investments                           $525,573,453
          ----------------------------------------------------------
          Gross appreciation                              10,915,076
          Gross depreciation                              (4,059,897)
          ----------------------------------------------------------
          Net unrealized appreciation (depreciation)      $6,855,179

          AS OF 10/31/06
          Undistributed ordinary income                    2,007,686
          Capital loss carryforwards                     (75,413,701)
          Other temporary differences                     (3,968,868)
          Net unrealized appreciation (depreciation)       2,682,139

The aggregate cost above includes prior fiscal year end tax adjustments.

As of October 31, 2006, the trust had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

          10/31/08                                      $ (6,883,833)
          10/31/09                                       (22,359,865)
          10/31/10                                       (38,291,079)
          10/31/14                                        (7,878,924)
          ----------------------------------------------------------
                                                        $(75,413,701)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the trust, and has determined that there is no impact resulting from the adoption of this Interpretation on the trust's financial statements.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The trust has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the trust. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the trust's average daily net assets and 5.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the six months ended April 30, 2007 was equivalent to an annual effective rate of 0.68% of the trust's average daily net assets.

TRANSFER AGENT - Prior to December 18, 2006, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, received a fee from the trust for its services as registrar and dividend-disbursing agent. Pursuant to a written agreement, the trust paid MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment. Effective December 18, 2006, the trust has engaged Computershare Trust Company, N.A. ("Computershare") as the sole transfer agent for the trust. MFSC will continue to monitor and supervise the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the six months ended April 30, 2007, these fees paid to MFSC amounted to $54,859. MFSC also receives payment from the trust for out-of-pocket expenses paid by MFSC on behalf of the trust. For the six months ended April 30, 2007, these costs amounted to $53,515.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the trust. Under an administrative services agreement, the trust partially reimburses MFS the costs incurred to provide these services. The trust is charged a fixed amount plus a fee based on calendar year average net assets. The trust's annual fixed amount is $17,500.

The administrative services fee incurred for the six months ended April 30, 2007 was equivalent to an annual effective rate of 0.0191% of the trust's average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The trust pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The trust does not pay compensation directly to trustees or to officers of the trust who are also officers of the investment adviser, all of whom receive remuneration for their services to the trust from MFS. Certain officers and trustees of the trust are officers or directors of MFS and MFSC. The trust has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $4,040. The trust also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in an expense of $5,561. Both amounts are included in independent trustees' compensation for the six months ended April 30, 2007. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $285,272 at April 30, 2007, and is included in payable for independent trustees' compensation.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Trustees are no longer allowed to defer compensation under the Plan. Amounts previously deferred are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS funds selected by the trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan. Included in other assets and payable for independent trustees' compensation is $74,540 of deferred trustees' compensation.

OTHER - This trust and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the six months ended April 30, 2007, the fee paid to Tarantino LLC was $2,067. MFS has agreed to reimburse the trust for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,339, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES           SALES

U.S. government securities                         $21,567,401     $47,662,764
Investments (non-U.S. government securities)      $176,129,025    $184,143,597

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the trust of up to 10% annually of its own shares of beneficial interest. During the six months ended April 30, 2007, the trust did not repurchase any shares. Transactions in trust shares were as follows:

                                  PERIOD ENDED               YEAR ENDED
                                     4/30/07                  10/31/06
                                SHARES    AMOUNT       SHARES          AMOUNT
Treasury shares reacquired        --        $--     (1,918,600)    $(11,453,243)

(6) LINE OF CREDIT

The trust and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the trust and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30% for the committed line of credit and 0.35% for the uncommitted line of credit. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the six months ended April 30, 2007, the trust's commitment fee and interest expense were $1,534 and $1,756, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of the MFS Multimarket Income Trust:

We have reviewed the accompanying statement of assets and liabilities of the MFS Multimarket Income Trust (the Trust), including the portfolio of investments, as of April 30, 2007, and the related statements of operations, changes in net assets, and financial highlights for the six-month period ended April 30, 2007. These interim financial statements are the responsibility of the Trust's management.

We conducted our review in accordance with the standards of the Public Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets for the year ended October 31, 2006, and financial highlights for each of the five years in the period ended October 31, 2006, and in our report dated December 21, 2006, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                                                      ERNST & YOUNG LLP

Boston, Massachusetts
June 13, 2007

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board's most recent review and renewal of the trust's investment advisory agreement is available by clicking on the trust's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS trusts' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The trust will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The trust's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

CONTACT INFORMATION AND NUMBER OF SHAREHOLDERS

INVESTOR INFORMATION

Transfer Agent, Registrar and Dividend Disbursing Agent

Call       1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time

Write to:  Computershare Trust Company, N.A.
           P.O. Box 43078
           Providence, RI 02940-3078
           1-800-637-2304

NUMBER OF SHAREHOLDERS

As of April 30, 2007, our records indicate that there are 6,857 registered shareholders and approximately 36,485 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

           Computershare Trust Company, N.A.
           P.O. Box 43078
           Providence, RI 02940-3078
           1-800-637-2304

M F S(R)
INVESTMENT MANAGEMENT

(C) 2007 MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116

ITEM 2. CODE OF ETHICS.

The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to any element of the Code's definition enumerated in paragraph
(b) of Item 2 of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual reports.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

=====================================================================================================================
                                             MFS MULTIMARKET INCOME TRUST
---------------------------------------------------------------------------------------------------------------------
                                                                                                 (D) MAXIMUM NUMBER
                                                                       (C) TOTAL NUMBER OF         (OR APPROXIMATE
                                                                       SHARES PURCHASED AS         DOLLAR VALUE) OF
                                                      (B) AVERAGE       PART OF PUBLICLY         SHARES THAT MAY YET
                             (A) TOTAL NUMBER OF       PRICE PAID        ANNOUNCED PLANS         BE PURCHASED UNDER
PERIOD                        SHARES PURCHASED         PER SHARE           OR PROGRAMS          THE PLANS OR PROGRAMS
=====================================================================================================================
   11/1/06 - 11/30/06                0                     N/A                 N/A                   6,813,435
---------------------------------------------------------------------------------------------------------------------
   12/1/06 - 12/31/06                0                     N/A                 N/A                   6,813,435
---------------------------------------------------------------------------------------------------------------------
    1/1/07 -  1/31/07                0                     N/A                 N/A                   6,813,435
---------------------------------------------------------------------------------------------------------------------
    2/1/07 -  2/28/07                0                     N/A                 N/A                   6,813,435
---------------------------------------------------------------------------------------------------------------------
    3/1/07 -  3/31/07                0                     N/A                 N/A                   7,907,745
---------------------------------------------------------------------------------------------------------------------
    4/1/07 -  4/30/07                0                     N/A                 N/A                   7,907,745
---------------------------------------------------------------------------------------------------------------------
          TOTAL                      0                     N/A                 N/A
---------------------------------------------------------------------------------------------------------------------

Note: The Board of Trustees approves procedures to repurchase Fund shares annually. The notification to shareholders of the program is included in the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of Fund shares that may be repurchased in each annual period (March 1 through the following February 28) to 10% of the Registrant's outstanding shares as of the first day of the plan year (March 1). The aggregate number of Fund shares available for repurchase for the March 1, 2007 plan year is 7,907,745.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                     NOTICE

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MULTIMARKET INCOME TRUST
             ------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: June 13, 2007
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          ------------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: June 13, 2007
      -------------


By (Signature and Title)* TRACY ATKINSON
                          ------------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 13, 2007
      -------------


* Print name and title of each signing officer under his or her signature.